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                                                                   Exhibit 10.7


                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of November 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), is made by each of the signatories hereto (collectively, the "GRANTORS") in favor of Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

         WHEREAS, O'Sullivan Industries, Inc., a Delaware corporation (the "BORROWER"), and O'Sullivan Industries Holdings, Inc., a Delaware corporation, have entered into a Credit Agreement, dated as of November 30, 1999 (as amended, supplemented, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT"), with the banks and other financial institutions and entities from time to time party thereto, Lehman Brothers Inc., as advisor, lead arranger and book manager and Lehman Commercial Paper Inc., as administrative agent and Wachovia Bank, N.A., as syndication agent. Capitalized terms used and not defined herein have the meanings given such terms in the Credit Agreement.

         WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered that certain Guarantee and Collateral Agreement, dated as of November 30, 1999, in favor of the Administrative Agent (as amended, supplemented, replaced or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT").

         WHEREAS, under the terms of the Guarantee and Collateral Agreement, the Grantors have granted a security interest in certain Property, including, without limitation, certain Intellectual Property of the Grantors to the Administrative Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute this Intellectual Property Security Agreement for recording with the United States Patent and Trademark Office, the United States Copyright Office, and other applicable Governmental Authorities.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors party hereto agree as follows:

         SECTION 1. GRANT OF SECURITY. Each Grantor party hereto hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor's right, title and interest in and to the following (the "INTELLECTUAL PROPERTY COLLATERAL"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's
Obligations:

         (a) (i) all trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source


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identification, trademark and service mark registrations, and applications for trademark or service mark registrations and any new renewals thereof, including, without limitation, each registration and application identified in Schedule 1,
(ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above (collectively, the "TRADEMARKS");

         (b) (i) all patents, patent applications and patentable inventions, including, without limitation, each patent and patent application identified in
Schedule 1, (ii) all inventions and improvements described and claimed therein,
(iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all reissues, divisions, continuations, continuations-in-art, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "PATENTS");

         (c) (i) all copyrights, whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in Schedule 1, (ii) the rights to print, publish and distribute any of the foregoing, (iv) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto ("COPYRIGHTS");

         (d) (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, including, without limitation, all material trade secrets identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or


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future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "TRADE SECRETS");

         (e) (i) all licenses or agreements, whether written or oral, providing for the grant by or to any Grantor of: (A) any right to use any Trademark or Trade Secret, (B) any right to manufacture, use or sell any invention covered in whole or in part by a Patent, and (C) any right under any Copyright including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright including, without limitation, any of the foregoing identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations of any of the foregoing, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; and

         (f) any and all proceeds of the foregoing.

         SECTION 2. RECORDATION. Each Grantor party hereto authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this Intellectual Property Security Agreement.

         SECTION 3. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 4. GOVERNING LAW. This Intellectual Property Security Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         SECTION 5. CONFLICT PROVISION. This Intellectual Property Security Agreement has been entered into in conjunction with the provisions of the Guarantee and Collateral Agreement and the Credit Agreement. The rights and remedies of each party hereto with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Guarantee and Collateral Agreement and the Credit Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Intellectual Property Security Agreement are in conflict with the Guarantee and Collateral Agreement or the Credit Agreement, the provisions of the Guarantee and Collateral Agreement or the Credit Agreement shall govern.


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         IN WITNESS WHEREOF, each of the undersigned has caused this
Intellectual Property Security Agreement to be duly executed and delivered as of the date first above written.


                                    O'SULLIVAN INDUSTRIES, INC.


                                    By  /s/ Richard D. Davidson:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    O'SULLIVAN INDUSTRIES VIRGINIA, INC.


                                    By: /s/ Richard D. Davidson
                                        --------------------------------------
                                        Name:
                                        Title:












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